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   FUND PROFILE
T. Rowe Price Index Trust

Equity Index 500 Fund

Extended Equity Market Index Fund

Total Equity Market Index Fund


 This profile summarizes key information about each fund that is included in each fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about each fund at no cost by

   To match the performance of the Standard & Poor's 500 Stock Index/(R)/. The S&P 500 is made up of primarily large-capitalization companies that represent a broad spectrum of the U.S. economy and about 70% of the U.S. stock market's total capitalization. (Market capitalization is the number of a company's
   To match the performance of the U.S. stocks not included in the Standard & Poor's 500 Stock Index/(R)/ (an index of large U.S. companies). These are prima-




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   rily small- and mid-capitalization stocks (market capitalization under $1 billion and $1 billion to $5 billion, respectively). Market capitalization is the number of a company's outstanding shares multiplied by the market price per share. We use the Wilshire 4500 Equity Index to represent this universe.


   Total Equity Market Index Fund

   To match the performance of the entire U.S. stock market. We use the Wilshire 5000 Equity Index to represent the market as a whole. Because the largest stocks carry the most weight in the index, large-capitalization stocks make up a substantial majority of the Wilshire 5000's value.


 2. What is each fund's principal investment strategy?

   The Equity Index 500 Fund invests in all of the stocks in the S&P 500 Index. We attempt to maintain holdings of each stock in proportion to its weight in the index. This is known as a full replication strategy.

   Standard & Poor's constructs the index by first identifying major industry categories and then allocating a representative sample of the larger and more liquid stocks in those industries to the index. S&P weights each stock according to its total market value. The 50 largest companies in the index currently account for over 50% of its value.

   The Extended Equity Market Index Fund uses a sampling strategy, investing in a group of stocks representative of the Wilshire 4500 Index. The fund does not attempt to fully replicate the index by owning each of the stocks in it. Despite its name, the Wilshire 4500 includes more than 6,500 stocks.

   The Total Equity Market Index Fund uses a sampling strategy, investing in a broad spectrum of small-, mid-, and large-capitalization stocks representative of the Wilshire 5000 Index. The fund does not attempt to fully replicate the index by owning each of the stocks in it. Despite its name, the Wilshire 5000 includes more than 7,000 stocks.

   In an attempt to recreate the Wilshire indices, we select stocks in terms of industry, size, and other characteristics. For example, if technology stocks made up 15% of the Wilshire index, the Extended Equity Market Index Fund would invest about 15% of its assets in technology stocks with similar characteristics. Several factors are considered in selecting representative stocks, including historical price movement, market capitalization, transaction costs, and others.

   T. Rowe Price continually compares the composition of all three funds to that of the indices. If a misweighting develops, the portfolios are rebalanced in an effort to bring them into line with their respective indices. When investing cash flow, the funds may purchase stocks, stock index futures, or stock
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   options. This approach is intended to minimize any deviations in performance.

   All three funds intend to remain fully invested during all market conditions.


 Index Funds Comparison Guide
                                                                               Risk profile
                         Investment                 Principal type             relative to one
  Fund                   emphasis                   of stocks                  another

  Equity Index 500       S&P 500 stocks             Large-cap                  Lowest
                         ------------------------------------------------------------------------
  Extended Equity        Broad market apart from    Small- and mid-cap         Highest
  Market Index           S&P 500                    stocks
                         ------------------------------------------------------------------------
  Total Equity Market    Broad market including     Blend of small-, large-,   Moderate
  Index                  S&P 500 stocks             and mid-cap stocks
 -----------------------------------------------------------------------------------------------------



   Each fund may sell securities primarily to rebalance its portfolio or satisfy redemption requests.

   Further information about each fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, call 1-800-401-4153.


 3. What are the main risks of investing in the funds?

   Each fund is designed to track broad segments of the stock market--whether they are rising or falling. Markets as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling.

   Since each fund is passively managed and seeks to remain fully invested at all times, assets cannot be shifted from one stock or group of stocks to another based on their prospects, or from stocks into bonds or cash equivalents in an attempt to cushion the impact of a market decline. Therefore, actively managed funds may outperform these funds. In addition, fund returns are likely to be slightly below those of the index because the fund has fees and transaction expenses while indices have none. The timing of cash flows and a fund's size can also influence returns. While there is no guarantee, the investment manager expects the correlation between the fund and the index to be at least .95. A correlation of 1.00 means the return of a fund can be completely explained by the return of an index.

   While there is no guarantee, Equity Index 500 Fund should tend to be less volatile than the overall market because of its focus on larger-cap stocks. However the fund emphasizes large-cap stocks, which may at times lag shares
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   of smaller, faster-growing companies. The fund may also pay a modest dividend that can help offset losses in falling markets.

   The use of sampling for the Extended Equity and Total Equity Funds will likely result in some deviation from their respective indices. In addition, for all three index funds, returns are likely to be slightly below those of the indices because the funds have fees and transaction expenses while indices have none. The timing of cash flows and a fund's size can also influence returns. While there is no guarantee, the investment manager expects the correlation between the funds and their respective indices to be at least .95. A correlation of 1.00 means the return of a fund can be completely explained by the return of an index.

   If each fund uses futures and options, it is exposed to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the funds will achieve their objectives.

  . Each fund's share price may decline, so when you sell your shares, you may lose money. An investment in each fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


 4. How can I tell which fund is most appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for the inherent risk of common stock investments. If you seek a relatively low-cost way of participating in the U.S. equity markets through a passively managed portfolio, one or more of the funds could be an appropriate part of your overall investment strategy. The fund or funds you select should not represent your complete investment program or be used for short-term trading purposes.

   The segments of the stock market to which you want exposure and the degree of volatility you can accept in pursuit of long-term capital gains can guide you in choosing among the funds.

   The S&P 500 Index is one of the most widely tracked stock indices in the world. If you want to closely match the performance of the mostly large-cap stocks in this index, with the same level of risk, the Equity Index 500 Fund may be an appropriate choice.

   If you seek potentially higher returns, can assume greater risk, and want broad exposure to small- and mid-cap stocks, you may wish to invest in the Extended Equity Market Index Fund.
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   Finally, if your risk profile is between that of the first two funds and you would like to participate in the entire U.S. stock market, you may want to consider the Total Equity Market Index Fund.

   Each fund can be used in both regular and tax-deferred accounts, such as IRAs.

  . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.


 5. How has each fund performed in the past?

   The bar charts and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next. Each fund's past performance is no guarantee of its future returns.

   There is no bar chart information or performance table information for the Extended Equity market Index Fund and Total Equity market Index Fund because they did not have a full year of performance for 1998.




                            Calendar Year Total Returns
          "89"  "90"  "91"   "92"  "93"  "94"  "95"   "96"   "97"   "98"
 -------------------------------------------------------------------------------
           --   0.31  29.21  7.19  9.42  1.01  37.16  22.65  32.87  28.31
 -------------------------------------------------------------------------------

Equity Index 500 Fund
          Quarter ended              Total return

 Best quarter                           12/31/98 21.31%

 Worst quarter                           9/30/90 -13.25%



   The fund can also experience short-term performance swings. The best calendar quarter return during the years depicted in the chart was 21.31% in the fourth quarter of 1998, and the worst was -13.25% in the third quarter of 1990.


  Average Annual Total Returns
                               Periods ended September 30, 1999
                              1 year   5 years   Since inception    Inception date
 -----------------------------
  Equity Index 500 Fund       27.46%    24.67%        17.50%           3/30/90
  S&P 500 Stock Index         27.80     25.03         17.90               --

 ----------------------------------------------------------------------------------


 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.
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 6. What fees or expenses will I pay?

   The funds are 100% no load. However, the funds charge a redemption fee of 0.50%, payable to the funds, for shares held less than six months, and a quarterly maintenance fee of $2.50 for accounts of less than $10,000. The fee applies to exchanges as well. There are no other fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees. The Extended Equity Market Index and Total Equity Market Index Funds each have a single, all-inclusive fee covering investment management and operating expenses. This will not fluctuate.

 Fees and Expenses of the Funds
                       Shareholder fees (fees
                       paid directly from your                  Annual fund operating expenses
                             investment)                (expenses that are deducted from fund assets)
                                     Account                           Total annual    Fee waiver/
                       Redemption  maintenance  Management   Other    fund operating     expense        Net
         Fund             fee        fee/a/        fee      expenses     expenses     reimbursement  expenses

  Equity Index 500       0.50%         $10        0.20%/b/   0.24%/b/     0.44%           0.04%        0.40%/b/
                       -----------------------------------------------------------------------------------------
  Extended Equity        0.50           10       0.40///c/     --         0.40              --        0.40///c/
  Market Index
                       -----------------------------------------------------------------------------------------
  Total Equity Market    0.50           10       0.40/c///     --         0.40              --        0.40/c///
  Index
 --------------------------------------------------------------------------------------------------------------------


 /a/A $2.50 quarterly fee is charged for accounts with balances less than $10,000.

 /b/
   To limit the fund's expenses, T. Rowe Price contractually obligated itself to waive its fees and bear any expenses through December 31, 1999, which would cause the fund's ratio of expenses to average net assets to exceed 0.40%. The fund previously operated under a 0.40% limitation that expired December 31, 1997. Fees waived or expenses paid or assumed under these agreements are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 0.40%; however, no reimbursement will be made after December 31, 1999 (for the first agreement); or December 31, 2001 (for the second agreement) or if it would result in the expense ratio exceeding 0.40%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund.

 /c/ The management fee includes operating expenses.


   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed (if applicable), you invest $10,000, you earn a 5% annual return, and you hold the investment for the following periods:


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
     Fund                          1 year*  3 years*  5 years*  10 years*
    ----------------------------------------------------------------------------
     Equity Index 500                $41      $133      $238      $547
                                   ----------------------------------------
     Extended Equity Market Index     41       128       224       505
                                   ----------------------------------------
     Total Equity Market Index        41       128       224       505
    ----------------------------------------------------------------------------


   * Does not include account maintenance fee for accounts of less than $10,000.


 7. Who manages the funds?

   Each fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

   Richard T. Whitney manages each fund day-to-day and has been chairman of their Investment Advisory Committee since 1990 for the Equity Index 500 Fund and 1998 for the Extended Equity Market Index and Total Equity Market Index Funds. He joined T. Rowe Price in 1985 and has been managing investments since 1986.

Note: The following questions and answers about buying and selling shares and services do not apply to employer-sponsored retirement plans. If you are a participant in one of these plans, please call your plan's toll-free number for additional information.


 8. How can I purchase shares?


   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 9. How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee. A $5 fee is charged for wire redemptions under $5,000.


 10. When will I receive income and capital gain distributions?

   Equity Index 500 and Total Equity Market Index Funds distribute income quarterly and Extended Equity Market Index Fund distributes income annually. Net capital gains, if any, are distributed at year-end. For regular accounts,
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   income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 11. What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;

  . electronic transfers between fund and bank accounts;

  . automatic investing and automatic exchange;

  . brokerage services; and

  . asset manager accounts.
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FUND PROFILE
T. Rowe Price
Index Trust
To open an account
 Investor Service
 1-800-401-4153
For fund information and account transactions on the internet www.troweprice.com

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 11/99

 T. Rowe Price Investment Services, Inc., Distributor